Exhibit 99.1

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Heritage

Serving the Energy Markets Since 1840

DRESSER-RAND

5

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. . . With One of the Most Extensive Product Offerings

75,000
15,000
1,500
150
1
Discharge Pressure (psi)
50
500
5,000
50,000
500,000
Inlet Volume (cfm)
Process
& Separable
Recip
Gas Reinjection
DATUM (HP)
Pipeline
Booster
CNG
DATUM
Gas Transmission
Boil-Off
LNG
PDI
Clean Fuels
Recip
Refining
Hydrogen
SST
DATUM
Axially
Split
Ethylene
GTL
Axial
Upstream
Midstream
Downstream

DRESSER-RAND

8

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D-R's Value Proposition

Advanced
Business
Processes
Premier
Technology
Lower
Total Cost
of
Ownership
Shortest
Cycle
Times
Worldwide
Service and
Support
DRESSER-RAND

DRESSER-RAND

13

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Key Market Opportunities

- Floating, Production, Storage and Offloading (FPSO)

L N G

- Liquefied Natural Gas (LNG)

- Refining

DRESSER-RAND

14

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LNG Market / D-R Experience

Total LNG Infrastructure Supply

Infrastructure Spending ($Bn)
$160
120
80
40
0
$97
$115
$152
2003
2007E
2010E
52
30
15
55
41
19
84
44
24
Liquefaction
Shipping
Regasfication

Source: International LNG

Liquefaction

LNG Plant Locations
D-R Compressor Trains
GE NP Compressor Trains
Elliott Compressor Trains
MAN Turbo Compressor Trains
D-R Share = 35 %
(2004 installed base)

Regasification

Legend
D-R share = 26%
(2004 installed base excl. Japan)

DRESSER-RAND

16

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Refining Market / D-R Experience

Refinery utilization, %
100
90
80
70
60
'80 '82 '84 '86 '88 '90 '92 '94 '96 '98 '00 '02 '04
North America
S. & Cent. America
Europe & Eurasia
Middle East
Africa
Asia Pacific

Global Refinery Utilization Percentages

Source: 2005 BP Statistical Review of World Energy

DRESSER-RAND

17

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A Look to the Future

3 x12 MW Compression Trains
Arranged in two 1200 Ton Modules
Drive Motors and Gears
Process Coolers
Process separators
LO systems

DRESSER-RAND

22

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DATUM

\+

High Speed Close Coupled Motor

=

DATUM C

- Compact design
- Environmentally friendly
- Cost effective

→ Midstream Applications

DRESSER-RAND

23

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… With D-R's Integrated Separator Technology

DATUM C

+

Rotating Separator

=

Liquid

Integrated Separator & Compressor

- Compact design
- Environmentally friendly
- Cost effective

→ Upstream & Downstream Applications

DRESSER-RAND

24

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Combined with Process Gas Coolers . . .

Liquid

Integrated Separator & Compressor

\+

Process Gas Coolers

=

Integrated Compression System

- Compact design
- Environmentally friendly
- Cost effective

→ Up & Downstream applications - On shore & Off shore

Developing Integrated Compression System Technology

DRESSER-RAND

25

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D-R ICS
Footprint

Smaller, Lighter, Shorter Cycle Time = Real Value

DRESSER-RAND

27

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INNOVATIVE
energy solutions

DRESSER-RAND

www.dresser-rand.com
info@dresser-rand.com

© Copyright 2005

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Exhibit 99.1

[GRAPHIC APPEARS HERE]

Dresser-Rand Company
NYSE: DRC

Morgan Stanley
Questions in Energy Conference

The Woodlands, Tx.
December 15, 2005

Brad Dickson - Executive VP, Worldwide New Equipment

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Safe Harbor Disclosure

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2005 filed with the Securities and Exchange Commission on November 14, 2005, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

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Today’s Agenda

•	Company Introduction

•	Markets and Products

•	Selected Key Market Opportunities

•	Dresser-Rand’s Technology and Value -Today and Future

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Company Overview
•	$1.1 billion of revenue LTM 9/30/05

•	$1.3 billion of bookings LTM 9/30/05

•	A leading global supplier of rotating equipment and services

•	Largest installed base of rotating equipment

•	Client base of the world’s leading energy companies

•	12 manufacturing facilities and 24 service centers worldwide

•	Over 5,000 employees worldwide

•	Extensive sales and services network

D-R Uniquely Positioned to Create Value

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Heritage
•	Dresser Clark

•	Ingersoll-Rand

•	Moore

•	Terry

•	Turbodyne

•	Worthington

•	Coppus

•	Murray

•	Nadrowski

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Serving the Energy Markets Since 1840

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Global Market Leadership

•	Products custom-engineered to client specifications

	•	Turbo machinery

	•	Reciprocating compressors

	•	Steam turbines

•	Consistently ranked in the top three manufacturers in our served markets

	•	# 1 in North America

Technology Leader

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We Serve the Energy Value Chain . . .

Upstream

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•	Reinjection

•	Gas lift

•	Gathering

•	Export / sales gas

•	Power generation

•	Fuel gas

•	LNG

•	Gas-to-Liquid

Midstream

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•	Gas Pipeline Transmission

•	Gas Storage / withdrawal

•	Gas processing

Downstream

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•	Hydrocracking

•	FCC

•	Power generation

•	Hydro treating / process

•	Alkylation

•	Reforming

•	Hydrogen plants

Compression Needed at Every Stage

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. . . With One of the Most Extensive Product Offerings

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D-R Centrifugal Compressors

•	DATUM {R) compressors

•	Used in oil & gas production, refining and petrochemical applications to produce fuels, lubricants, plastics, fibers, fertilizer and chemicals

•	Flow rates up to 500,000 acfm

•	Pressure to 10,500 psia

•	Power to > 120,000 hp

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D-R Reciprocating Compressors
•	Process & Gas Field Reciprocating Compressors

•	Used in petroleum and refinery applications, chemical manufacturing and oil & gas production, CNG and LNG

•	Power ranges to 38,000 HP

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Single & Multi Stage Steam Turbines

•	Single and Multi-Stage Steam Turbines

•	Used for compressor, chiller, pump, fan and power generation drives principally for refinery and petrochemical applications

•	Power ranges to 100 MW

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Full Range of Product Services
•	Field Solutions

•	Revamps/Rerates

•	Applied Technology

•	Re-manufacturing

•	Product Training

•	Upgrades

•	Parts

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Unparalleled Offerings of Services and Geographic Coverage

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D-R’s Value Proposition

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Makes our Clients more Competitive in Their Markets through Lower Total Costs of Ownership

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Key Market Opportunities

•	Floating, Production, Storage and Offloading (FPSO)

•	Liquefied Natural Gas (LNG)

•	Refining

[GRAPHICS APPEARS HERE]

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FPSO Market / D-R Experience

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•	Market

	•	Over 100 projects planned through 2008

	•	Principally Asia, W. Africa and Latin America

•	D-R Experience

	•	Supplying equipment to largest FPSO project in the world

	•	Supply compression & power generation

	•	50 DATUMS in service

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LNG Market / D-R Experience

[CHART APPEARS HERE]

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Refining Market / D-R Experience

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Global Refinery Utilization Percentages
Source: 2005 BP Statistical Review of World Energy

•	Market

	•	Refinery utilization high 80% - highest level in 25 years

		•	NA utilization > 90%

	•	Major expansions proposed in NA

•	D-R Experience

		•	Comprehensive product & services offerings

		•	About 30% of installed base

		•	Agreements with many major U.S. refiners

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DATUM Centrifugal Compressor

•	Most advanced centrifugal compressor platform

	•	”Best-In-Class”: 5-year, $60 million project

	•	Efficiency: highest efficiencies and lowest cost of ownership

	•	Cycle-Time: rules-based design reduces production time by months

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Best-In-Class Technology

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Breakthrough LNG Solution

•	D-R’s LNG Optimization Program includes full scale testing prior to manufacturing release to:

	•	Reduce Project Risk

	•	Maximize LNG Production

	•	Reduce Project Cycle Time

Differentiating Through Innovation

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Innovative LNG Test Rig

•	Full scale configurable compressor

•	Demonstrates performance

•	Tunable to optimize performance

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Significant Value From Incremental LNG Production

•	Key assumptions:

	•	5 MMTPA liquefaction train

	•	15 years

	•	12% discount rate

	•	Net value of natural gas $2.1 per MSCF

•	Base case:

	•	3% more efficient vs. competing offerings

	•	NPV to client $120 million

•	Optimized solution:

	•	8% more efficient vs. competing offerings

	•	NPV to client $320 million

Technology and Innovation Only From D-R

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A Look to the Future

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Today’s Compression Modules are Big, Heavy, Long Cycle Time and Expensive

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Tomorrow’s Modules will combine D-R’s DATUM C Technology . . .

[GRAPHICS APPEARS HERE];

•	Compact design
•	Environmentally friendly	Midstream Applications
•	Cost effective

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… With D-R’s Integrated Separator Technology

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•	Compact design

•	Environmentally friendly	Upstream & Downstream Applications

•	Cost effective

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Combined with Process Gas Coolers . . .

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•	Compact design

•	Environmentally friendly	Up & Downstream applications - On shore & Off shore

•	Cost effective

Developing Integrated Compression System Technology

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…Resulting in a Game Changing Integrated Compression System

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Integrated Compression Compression System

•	Technology is proprietary

	•	Compressor & Separation

•	Applicable to all markets

	•	Up, Mid & Down streams

	•	Including developing Subsea

Differentiates Dresser-Rand

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D-R’s ICS Footprint will be 25% of Today’s Compression Module

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Smaller, Lighter, Shorter Cycle Time = Real Value

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Potential Value to Clients

D-R Solution	Markets	Potential Savings

DATUM C	Midstream Transmission	>40% Installation

DATUM + Separator	Up & Down Streams Wet Gas	Eliminates Conventional Process Separators/piping and valves

ICS	Upstream On-shore Off-shore	Two - 3 deck Modules reduced to One -2 deck > $50 million

….. PLUS Life Cycle Savings

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Our Future is Bright

•	Industry fundamental strong - long term secular growth

•	Compression is needed in every stage of the energy chain – upstream, midstream and downstream.

•	D-R well-positioned to maintain top tier market position

	•	Comprehensive product & service offerings

	•	Leading technology platform

	•	Largest installed base

	•	Extensive sales and service network

•	Driving technology to better serve tomorrow’s needs

Uniquely Positioned to Increase Value

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 [GRAPHICS APPEARS HERE]

[LOGO OF DRESSER-RAND]

www.dresser-rand.com
info@dresser-rand.com